 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 28, 2022

iCoreConnect Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52765	13-4182867
(Commission File Number)	(IRS Employer Identification No.)

529 Crown Point Road, Suite 250 Ocoee, FL	34761
(Address of Principal Executive Offices)	(Zip Code)

888-810-7706

(Registrant’s Telephone Number, Including Area Code)

_______________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement

On December 14, 2022, iCoreConnect, Inc., a Nevada corporation (the “Company”), entered into a promissory note with an issue date of November 28, 2022 (the “November Promissory Note”) with Jeffrey Stellinga in exchange for $107,500. The maturity of the November Promissory Note is three months from November 28, 2022 and carries an interest rate of 15% per annum. The November Promissory Note is subject to subordination to the Company’s senior lender. In conjunction with the November Promissory Note, the Company also issued a warrant to purchase 18,813 shares of common stock, which expires five years from November 28, 2022 and has an exercise price of $0.20.

On December 14, 2022, the Company entered into a promissory note with an issue date of December 15, 2022 (the “December Promissory Note”) to Robert McDermott in exchange for $55,000. The maturity of the December Promissory Note is four months from the date of issuance and carries an interest rate of 15% per annum. In conjunction with the December Promissory Note, the Company also issued a warrant to purchase 9,625 shares of common stock (the “Warrant”) which expires five years December 15, 2022 and has an exercise price of $0.20 with respect to 4,813 shares underlying the Warrant and $0.25 with respect to 4,812 shares underlying the Warrant.

On December 15, 2022, the Company entered into a convertible promissory note (the “Convertible Note”) with Robert McDermott in exchange for $80,000. The maturity of the Convertible Note is March 31, 2023 and carries an interest rate of 15% per annum and is initially convertible into Company common stock at a conversion rate of $0.08 per share. The December Promissory Note described in the above paragraph and the Convertible Note are subject to subordination to the Company’s senior lender.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The November Promissory Note, December Promissory Note and the Warrant, and the shares issuable upon conversion of the Convertible Note and the exercise of the Warrant are being sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 of Regulation D promulgated under the Securities Act as sales to an accredited investor, and in reliance on similar exemptions under applicable state laws.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	November Promissory Note

4.2	Common Stock Purchase Warrant issued in connection with the November Promissory Note

4.3	December Promissory Note

4.4	Common Stock Purchase Warrant issued in connection with the December Promissory Note

4.5	Convertible Note

10.1	Subordination Agreement in connection with the December Promissory Note

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iCORECONNECT INC. (Registrant)

Dated: January 3, 2023	By:	/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

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